UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2014

WORDLOGIC CORPORATION
(Exact name of registrant as specified in charter)

Nevada	000-32865	88-0422023
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1130 West Pender St., Suite 230
Vancouver, BC Canada	V6E 4A4
(Address of principal executive offices)	(Zip Code)

(604) 257-3660
Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

      .Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

      .Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement

On December 8, 2014, Wordlogic Corporation (the “Company”) entered into a Patent Assignment and License Agreement (the “Agreement”) with General Electric Company (“GE”). Pursuant to the Agreement, the Company has acquired the exclusive rights to monetize specific patented intellectual property in GE’s portfolio.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORDLOGIC CORPORATION

Date: December 12, 2014

By:

/s/ Frank Evanshen

Frank Evanshen, Director

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